SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2003

COMFORCE Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-6081 (Commission File Number)	36-2262248 (IRS Employer Identification No.)

415 Crossways Park Drive, P.O. Box 9006, Woodbury, New York 11797 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (516) 437-3300

_________________________________________________________

(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits

(c) Exhibits.

99.1    Press release issued May 8, 2003

Item 9. Regulation FD Disclosure

The following information is intended to be included under “Item 12. Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216.

On May 8, 2003, COMFORCE Corporation announced its financial results for the quarter ended March 30, 2003. A copy of the press release is furnished to the Securities and Exchange Commission as Exhibit 99.1 hereto.

The information in this report is being furnished, not filed. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by the registrant under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORCE Corporation

By:	/S/ HARRY V. MACCARRONE
Harry V. Maccarrone Executive Vice President and Chief Financial Officer

Dated: May 8, 2003

EXHIBIT INDEX

Item	Description
99.1	Press release issued May 8, 2003

2